UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     September 30, 2004

PINNACLE WEST CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Arizona	1-8962	86-0512431

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

400 North Fifth Street, P.O. Box 53999, Phoenix, Arizona	85072-3999

(Address of Principal Executive Offices)	(Zip Code)

(602) 250-1000

(Registrant’s telephone number, including area code)

NONE

(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3
EXHIBIT 99.4
EXHIBIT 99.5
EXHIBIT 99.6
EXHIBIT 99.7
EXHIBIT 99.8
EXHIBIT 99.9

Item 2.02. Results of Operations and Financial Condition

     Certain of the Information referenced in Item 7.01 below relates to Pinnacle West Capital Corporation’s (the “Company”) results of operations for its fiscal quarter ended September 30, 2004. This Information is attached hereto as Exhibits 99.2, 99.3, and 99.7.

     On October 22, 2004, the Company issued a press release regarding its financial results for its fiscal quarter ended September 30, 2004. A copy of the press release is attached hereto as Exhibit 99.9.

     The information being furnished pursuant to this Item 2.02 and in Exhibits 99.2, 99.3, 99.7 and 99.9 of this report relating to the Company’s financial results for its fiscal quarter ended September 30, 2004 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liability of that Section.

Item 7.01. Regulation FD Disclosure

     The Company is providing quarterly consolidated statistical summaries, earnings variance explanations, and a glossary of relevant terms (collectively, “Information”) to help interested parties better understand its business (see Exhibits 99.1, 99.2, 99.3, 99.4, 99.5, 99.6, 99.7, and 99.8). This Information is concurrently being posted to the Company’s website at www.pinnaclewest.com. The Information may not represent all of the factors that could affect the Company’s operating or financial results for various periods. Some of the Information is preliminary in nature and could be subject to significant adjustment. Some of the Information is based on information received from third parties and may contain inaccuracies. The Company is not responsible for any such inaccuracies. Although the Company may update or correct the Information if it is aware that such Information has been revised or is inaccurate, the Company assumes no obligation to update or correct the Information and reserves the right to discontinue the provision of all or any portion of the Information at any time or to change the type of Information provided. The information being furnished pursuant to this Item 7.01 and in Exhibits 99.1, 99.2, 99.3, 99.4, 99.5, 99.6, 99.7, and 99.8 shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liability of that Section.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits.

Exhibit
No.	Description
99.1	Pinnacle West Capital Corporation quarterly consolidated statistical summary (cover page and list of contents).

99.2	Pinnacle West Capital Corporation quarterly consolidated statistical summary for the periods ended September 30, 2004 and 2003.

99.3	Pinnacle West Capital Corporation consolidated statistics by quarter for 2004.

99.4	Pinnacle West Capital Corporation consolidated statistics by quarter for 2003.

99.5	Pinnacle West Capital Corporation consolidated statistics by quarter for 2002.

99.6	Pinnacle West Capital Corporation consolidated statistics by quarter for 2001.

99.7	Pinnacle West Capital Corporation earnings variance explanations for periods ended September 30, 2004 and 2003 and condensed consolidated statements of income for the three months and nine months ended September 30, 2004 and 2003.

99.8	Glossary of Terms.

99.9	Earnings News Release issued on October 22, 2004.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE WEST CAPITAL CORPORATION (Registrant)
Dated: October 22, 2004	By:	/s/ Barbara M. Gomez
Barbara M. Gomez
Vice President and Treasurer

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